UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On September 1, 2006 General Motors Corporation (GM) issued a news release announcing August 2006 sales. The release is as follows:

             GM Delivers 368,776 Vehicles; Retail Sales Up 8 Percent

o  Sales Gains Driven By Launch Vehicles
o GM's Fuel-Efficient Vehicles Post Significant Increases: Pontiac G6 Up 35 Percent, Chevrolet Impala Up 29 Percent In Total Sales
o  Full-Size Pickup Truck Retail Sales Up 27 Percent; Large Utilities Up 22
   Percent

DETROIT - General Motors' dealers in the United States sold 368,776 new cars and trucks in August. Retail sales were up 8 percent on a sales day adjusted basis, compared with August 2005.

"August retail sales were up almost 30,000 units compared to last year. That's great news. This was one of the stronger retail months of 2006, with our performance led by such launch vehicles as the Pontiac Torrent and G6, Saturn Sky, Chevrolet Cobalt, Impala and Buick Lucerne," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Importantly, we're capitalizing on the sale of fuel-efficient cars and trucks including such "30 mpg and Above Club" members as Pontiac G6 coupe and G5, Chevy HHR, Cobalt, Malibu and Impala, and Saab 9-3. Our large pickup retail sales for Chevrolet Silverado, Avalanche and GMC Sierra were up 27 percent compared with a year ago. Customers clearly are responding to the quality, value, versatility and fuel efficiency of our cars and trucks. We encourage everyone in the new-vehicle market to take advantage of our Final Summer Bonus Cash sales event that runs through September 5."

Due to the success of new products, GM has seen sales strengthen over the last few months. GM market share on a retail basis has improved significantly in the last 90 days due to great launch vehicle performance and a broad-range of fuel-efficient vehicles.

Consistent with our North America turnaround plan, GM continues to run above 3 million retail units on an annualized basis.

GM also continues to reduce its reliance on low-margin daily rental sales. Daily rental sales were down 20 percent compared to year-ago levels, and were down 23 percent compared to July 2006. Total fleet sales (including daily rentals) were down 15 percent (14,112 vehicles) compared to year-ago levels.

Total GM U.S. retail passenger car sales are up 5 percent versus August last year, demonstrating that GM can compete in all product categories and take advantage of shifting consumer preferences.

Chevrolet, GMC, Cadillac, Saab and Buick all saw retail sales increases in August.

Buick Lucerne, Pontiac G6, Chevy Malibu and Impala drove the mid-car category. There were retail deliveries of 9,021 Buick Lucerne; 7,889 Pontiac G6 (up 18 percent) and 10,109 Chevy Impala (up 62 percent) vehicles last month.

Chevrolet retail sales were up 8 percent, to 144,640 vehicles, led by an 11-percent increase in retail truck deliveries. Chevrolet also had a 3-percent hike in retail car deliveries, driven by more than 60-percent increases in both Monte Carlo and Impala.

GMC retail sales were up 17 percent for August with 36,394 vehicles delivered, driven by 9,407 all-new 2007 Yukon and Yukon XL sales.

Cadillac retail sales were up 17 percent, to 17,062 vehicles, led by a 22-percent hike in retail trucks, including 3,762 all-new 2007 Escalade and Escalade ESV sales. There was a 13-percent rise in Cadillac retail car deliveries, including 4,041 CTS; 3,138 DTS; and 2,658 STS.

Saab delivered 3,157 retail vehicles in August, up 18 percent compared to last year. Saab 9-3 sales were up 39 percent retail.

Buick retail deliveries were up 10 percent, to 17,711 vehicles, powered by a 31-percent rise in retail car deliveries. There were 13,981 combined retail deliveries of LaCrosse and Lucerne, marking the third consecutive month exceeding 10,000 units.

Saturn retail car sales are up 5 percent compared with August 2005, with 8,677 vehicles delivered, including 1,073 Skys.

Chevrolet HHR and Equinox, Saturn Vue and Pontiac Torrent pushed total small utility sales up 18 percent compared with a year ago, and up 45 percent in the first eight months of the year compared to the same period a year ago. Chevrolet HHR saw a 62-percent increase in retail sales compared to last year and had CYTD deliveries of 53,208 vehicles. Chevrolet Equinox had one of its best retail sales months of the year with 7,737 deliveries.

On the truck side of the market, large pickup truck retail deliveries were up 27 percent with 43,185 Chevy Silverado and 16,530 GMC Sierra trucks sold. Chevy Avalanche retail sales were up 42 percent compared to a year ago. GMC had one of its best retail sales months of the year, with 36,394 vehicles delivered, a 17-percent increase from August 2005. There were 2,002 GMC Canyon retail deliveries. GM sold 5,214 all-new 2007 Chevrolet Avalanche; 11,144 Tahoe; 5,332 Suburban; 5,869 GMC Yukon; and 3,538 Yukon XL vehicles at retail in August.

HUMMER had its second-best total sales month of 2006 with 6,711 total deliveries. H3 led the charge, up 10 percent in total sales over August 2005 with its third best month since launch. CYTD total HUMMER sales of 46,497 vehicles were up 49 percent compared with the same eight months one year ago.

GM's luxury utilities also posted solid retail sales results in August, with the all-new 2007 Cadillac Escalade, Escalade ESV and Cadillac SRX. August was the best retail sales month of the year for large utilities, up 22 percent retail; large luxury utilities were up 17 percent.

GM sports cars also posted very strong August retail sales results, with a 93-percent improvement compared with year-ago levels. Corvette retail sales were up 31 percent, with 2,984 vehicles delivered. Pontiac Solstice (1,515 vehicles) and Saturn Sky (1,073 vehicles) are continuing their brisk retail sales pace.

LaNeve was very encouraged by strong June, July and August sales performances, led by GM's launch vehicles and passenger cars. "Offering industry-leading products with best-in-class features and outstanding fuel economy means we are doing the right thing for the customer. We are seeing a continuing stability in our sales and positive momentum."

Certified Used Vehicles

August sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 44,717 units, down 12 percent from last August. Total year-to-date certified GM sales are 347,596 units, down nearly 4 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted 38,123 sales in August, down 13 percent from August 2005. Year-to-date sales for GM Certified Used Vehicles are 300,205 units, down 2 percent.

Cadillac Certified Pre-Owned Vehicles posted 3,609 sales in August, up 4 percent from last August. Saturn Certified Pre-Owned Vehicles sold 1,976 units, down
30.5 percent. Saab Certified Pre-Owned Vehicles sold 928 units, up 2 percent. In its eighth month of operation, HUMMER Certified Pre-Owned sold 81 units.

"Although August sales were challenging, the industry's top-selling certified brand, GM Certified Used Vehicles, increased sales 14 percent over July, while both Cadillac and Saab Certified Pre Owned Vehicles showed positive year-to-year gains in August," said LaNeve.

GM North America Reports August 2006 Production, 2006 Third Quarter Production Forecast Remains Unchanged at 1.050 Million Vehicles; 2006 Fourth Quarter Production Forecast Set at 1.130 Million Vehicles

In August, GM North America produced 465,000 vehicles (179,000 cars and 286,000 trucks). This is down 25,000 units or 5 percent compared to August 2005 when the region produced 490,000 vehicles (181,000 cars and 309,000 trucks). (Production totals include joint venture production of 26,000 vehicles in August 2006 and 28,000 vehicles in August 2005.)

The region's 2006 third quarter production forecast remains unchanged at 1.050 million vehicles (405,000 cars and 645,000 trucks). In the third quarter of 2005 the region produced 1.146 million vehicles (423,000 cars and 723,000 trucks). Additionally, the region's initial 2006 fourth quarter production forecast is set at 1.130 million vehicles (455,000 cars and 675,000 trucks), down approximately 12 percent, or 150,000 units, compared to 2005 fourth quarter actuals. This production adjustment does not reflect a reduction in GM's sales outlook, but is consistent with our strategy to reduce low-margin daily rentals, and takes into account the plan to shift production of pick-ups to the next generation pick-ups during the fourth quarter.

GM also announced 2006 revised third quarter and initial fourth quarter production forecasts for its international regions.

GM Europe - GM Europe's 2006 third quarter production forecast remains unchanged at 372,000 vehicles. In the third quarter of 2005 the region built 412,000 vehicles. The region's 2006 initial fourth quarter production forecast is set at 451,000 units, up 2 percent from 2005 fourth quarter actuals.

GM Asia Pacific - GM Asia Pacific's 2006 third quarter production forecast is revised at 425,000 vehicles, down 13 percent from last month's guidance. In the third quarter of 2005 the region built 409,000 vehicles. The region's 2006 initial fourth quarter production forecast is set at 524,000 units, up 25 percent from 2005 fourth quarter actuals.

GM Latin America, Africa and the Middle East - The region's 2006 third quarter production forecast remains unchanged at 217,000 vehicles. In the third quarter of 2005 the region built 207,000 vehicles. The region's 2006 initial fourth quarter production forecast is set at 211,000 units, up 12 percent from 2005 fourth quarter actuals.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                       ###

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 August                   January - August
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------

Vehicle Total          368,776   355,180    0.0  2,846,065   3,237,577  -12.1
-------------------------------------------------------------------------------
Car Total              156,723   150,900    0.0  1,135,885   1,239,383   -8.4
-------------------------------------------------------------------------------
Truck Total            212,053   204,280    0.0  1,710,180   1,998,194  -14.4
-------------------------------------------------------------------------------
Light Truck Total      206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------
Light Vehicle Total    363,521   349,806    0.1  2,805,856   3,194,645  -12.2
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 August                   January - August
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   22,853    23,094   -4.7    171,578     209,566  -18.1
Cadillac                20,036    19,262    0.2    149,780     166,293   -9.9
Chevrolet              210,860   200,393    1.3  1,687,341   1,914,886  -11.9
GMC                     42,262    38,349    6.1    324,095     425,368  -23.8
HUMMER                   6,711     6,367    1.5     46,497      31,211   49.0
Oldsmobile                   0        93  ***.*         96       1,634  -94.1
Other - Isuzu            1,125     1,251  -13.4      9,553       9,700   -1.5
Pontiac                 39,711    43,483  -12.1    284,581     299,669   -5.0
Saab                     3,168     2,726   11.9     24,517      30,163  -18.7
Saturn                  22,050    20,162    5.3    148,027     149,087   -0.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    146,896   142,131   -0.5  1,066,142   1,154,658   -7.7
-------------------------------------------------------------------------------
Light Truck            206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------

Twenty-seven selling days for the August period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                August                    January - August
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        26
-------------------------------------------------------------------------------

Century                     -2       231  ***.*         75       6,140  -98.8
LaCrosse                 7,982     7,686    0.0     50,667      66,127  -23.4
LeSabre                     87     8,126  -99.0      2,106      67,165  -96.9
Lucerne                 10,822         0  ***.*     67,928           0  ***.*
Park Avenue                  1        50  -98.1         32       2,078  -98.5
Regal                        0        26  ***.*         30         565  -94.7
     Buick Total        18,890    16,119   12.9    120,838     142,075  -14.9
-------------------------------------------------------------------------------
CTS                      4,275     3,610   14.0     38,947      43,056   -9.5
DeVille                     44     1,879  -97.7        692      36,865  -98.1
DTS                      5,726     4,202   31.2     38,735       4,202  821.8
Seville                      0         2  ***.*          9         131  -93.1
STS                      2,667     2,818   -8.9     17,472      24,336  -28.2
XLR                        170       180   -9.1      2,235       2,875  -22.3
     Cadillac Total     12,882    12,691   -2.3     98,090     111,465  -12.0
-------------------------------------------------------------------------------
Aveo                     6,191     5,702    4.6     41,269      47,497  -13.1
Cavalier                    12       346  -96.7        319      18,138  -98.2
Classic                      0         4  ***.*          7      42,360  ***.*
Cobalt                  19,430    18,366    1.9    163,343     148,831    9.8
Corvette                 2,990     2,202   30.8     24,847      20,708   20.0
Impala                  26,094    19,560   28.5    197,304     160,579   22.9
Malibu                  14,856    24,201  -40.9    122,345     139,735  -12.4
Monte Carlo              3,504     1,129  198.9     24,411      22,018   10.9
SSR                        258       470  -47.1      3,234       6,254  -48.3
     Chevrolet Total    73,335    71,980   -1.9    577,079     606,120   -4.8
-------------------------------------------------------------------------------
Alero                        0        68  ***.*         67       1,199  -94.4
Aurora                       0         0  ***.*          0          18  ***.*
     Oldsmobile Total        0        68  ***.*         67       1,217  -94.5
-------------------------------------------------------------------------------
Bonneville                  63       524  -88.4      1,009       8,716  -88.4
G5                       1,569         0  ***.*      1,760           0  ***.*
G6                      16,362    11,633   35.4    108,640      75,165   44.5
Grand Am                    25       360  -93.3        717      30,712  -97.7
Grand Prix               8,986    17,833  -51.5     71,799      82,107  -12.6
GTO                        963       647   43.3      7,873       8,419   -6.5
Solstice                 1,515        83  ***.*     14,403          83  ***.*
Sunfire                     35     1,217  -97.2        811      22,529  -96.4
Vibe                     6,271     5,894    2.5     34,353      48,138  -28.6
     Pontiac Total      35,789    38,191   -9.8    241,365     275,869  -12.5
-------------------------------------------------------------------------------
9-2X                       234       207    8.9        917       5,704  -83.9
9-3                      1,990     1,508   27.1     16,627      18,403   -9.7
9-5                        449       705  -38.7      3,057       4,702  -35.0
     Saab Total          2,673     2,420    6.4     20,601      28,809  -28.5
-------------------------------------------------------------------------------
Aura                     1,781         0             1,782          0
ION                     10,300     9,355    6.0     71,269      68,860    3.5
Saturn L Series              0        76  ***.*         20       4,968  -99.6
Sky                      1,073         0  ***.*      4,774           0  ***.*
     Saturn Total       13,154     9,431   34.3     77,845      73,828    5.4
-------------------------------------------------------------------------------
       GM Total        156,723   150,900    0.0  1,135,885   1,239,383   -8.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     146,896   142,131   -0.5  1,066,142   1,154,658   -7.7
-------------------------------------------------------------------------------
GM Import                9,827     8,769    7.9     69,743      84,725  -17.7
-------------------------------------------------------------------------------
       GM Total        156,723   150,900    0.0  1,135,885   1,239,383   -8.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                August                    January - August
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             18,890    16,119   12.9    120,838     142,075  -14.9
Cadillac Total          12,882    12,691   -2.3     98,090     111,465  -12.0
Chevrolet Total         67,144    66,278   -2.4    535,810     558,623   -4.1
Oldsmobile Total             0        68  ***.*         67       1,217  -94.5
Pontiac Total           34,826    37,544  -10.7    233,492     267,450  -12.7
Saturn Total            13,154     9,431   34.3     77,845      73,828    5.4
     GM North America
       Total*          146,896   142,131   -0.5  1,066,142   1,154,658   -7.7
===============================================================================
Chevrolet Total          6,191     5,702    4.6     41,269      47,497  -13.1
Pontiac Total              963       647   43.3      7,873       8,419   -6.5
Saab Total               2,673     2,420    6.4     20,601      28,809  -28.5
     GM Import Total     9,827     8,769    7.9     69,743      84,725  -17.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             22,853    23,094   -4.7    171,578     209,566  -18.1
Cadillac Total          20,036    19,262    0.2    149,780     166,293   -9.9
Chevrolet Total        210,860   200,393    1.3  1,687,341   1,914,886  -11.9
GMC Total               42,262    38,349    6.1    324,095     425,368  -23.8
HUMMER Total             6,711     6,367    1.5     46,497      31,211   49.0
Oldsmobile Total             0        93  ***.*         96       1,634  -94.1
Other-Isuzu Total        1,125     1,251  -13.4      9,553       9,700   -1.5
Pontiac Total           39,711    43,483  -12.1    284,581     299,669   -5.0
Saab Total               3,168     2,726   11.9     24,517      30,163  -18.7
Saturn Total            22,050    20,162    5.3    148,027     149,087   -0.7
     GM Total          368,776   355,180    0.0  2,846,065   3,237,577  -12.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                August                    January - August
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        26
-------------------------------------------------------------------------------
Rainier                    690     1,311  -49.3      9,766      11,022  -11.4
Rendezvous               2,386     3,412  -32.7     32,130      42,623  -24.6
Terraza                    887     2,252  -62.1      8,844      13,846  -36.1
     Total Buick         3,963     6,975  -45.3     50,740      67,491  -24.8
-------------------------------------------------------------------------------
Escalade                 2,851     2,774   -1.0     24,274      21,861   11.0
Escalade ESV             1,875       984   83.5      8,767      10,074  -13.0
Escalade EXT               739       637   11.7      3,422       6,077  -43.7
SRX                      1,689     2,176  -25.3     15,227      16,816   -9.4
     Total Cadillac      7,154     6,571    4.8     51,690      54,828   -5.7
-------------------------------------------------------------------------------
Astro                        2     1,045  -99.8        353      17,175  -97.9
C/K Suburban(Chevy)      6,463     6,866   -9.4     48,035      64,433  -25.4
Chevy C/T Series            22        21    0.9        205         178   15.2
Chevy W Series             215       224   -7.6      1,918       1,828    4.9
Colorado                 9,116     7,782   12.8     64,644      99,282  -34.9
Equinox                 11,622    10,014   11.8     80,955      98,570  -17.9
Express Cutaway/G Cut    1,859     1,807   -0.9     13,689      12,717    7.6
Express Panel/G Van      8,195     6,783   16.3     60,051      60,841   -1.3
Express/G Sportvan       1,226       901   31.0     13,190      15,174  -13.1
HHR                      8,620     5,760   44.1     75,448      10,174  641.6
Kodiak 4/5 Series          953       821   11.8      8,212       7,160   14.7
Kodiak 6/7/8 Series        253       340  -28.3      2,536       2,822  -10.1
S/T Blazer                  10       155  -93.8        108       4,553  -97.6
S/T Pickup                   0         2  ***.*          4         144  -97.2
Tahoe                   12,163     9,944   17.8    110,577     114,051   -3.0
Tracker                      0         8  ***.*         11         465  -97.6
TrailBlazer             12,901    22,251  -44.2    118,718     169,552  -30.0
Uplander                 6,060     6,809  -14.3     44,388      52,283  -15.1
Venture                      9       303  -97.1        180       6,558  -97.3
................................................................................
     Avalanche           6,651     4,484   42.8     32,103      48,579  -33.9
     Silverado-C/K
       Pickup           51,185    42,093   17.1    434,937     522,227  -16.7
Chevrolet Fullsize
  Pickups               57,836    46,577   19.6    467,040   1,308,766  -64.3
................................................................................
     Chevrolet Total   137,525   128,413    3.1  1,110,262   1,308,766  -15.2
-------------------------------------------------------------------------------
Canyon                   2,562     2,012   22.6     16,303      26,813  -39.2
Envoy                    6,621     9,674  -34.1     51,288      82,088  -37.5
GMC C/T Series              23        11  101.3        159         141   12.8
GMC W Series               606       666  -12.4      3,648       4,372  -16.6
Safari (GMC)                 0       164  ***.*         56       3,075  -98.2
Savana Panel/G Classic   1,503     1,446    0.1     12,062      15,105  -20.1
Savana Special/G Cut       425       323   26.7      8,830       9,968  -11.4
Savana/Rally               109       151  -30.5      1,847       1,553   18.9
Sierra                  17,564    13,062   29.5    142,129     171,139  -17.0
Sonoma                       0         1  ***.*          0          64  ***.*
Topkick 4/5 Series         704     1,609  -57.9      8,116      11,289  -28.1
Topkick 6/7/8 Series     1,354       431  202.5      5,862       5,442    7.7
Yukon                    6,316     4,708   29.2     45,640      55,100  -17.2
Yukon XL                 4,475     4,091    5.3     28,155      39,219  -28.2
     GMC Total          42,262    38,349    6.1    324,095     425,368  -23.8
-------------------------------------------------------------------------------
HUMMER H1                   32        35  -12.0        261         263   -0.8
HUMMER H2                1,227     1,560  -24.3     10,979      16,712  -34.3
HUMMER H3                5,452     4,772   10.0     35,257      14,236  147.7
     HUMMER Total        6,711     6,367    1.5     46,497      31,211   49.0
-------------------------------------------------------------------------------
Bravada                      0        20  ***.*         19         287  -93.4
Silhouette                   0         5  ***.*         10         130  -92.3
     Oldsmobile Total        0        25  ***.*         29         417  -93.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       124       142  -15.9        895         828    8.1
Other-Isuzu H Series         1         4  -75.9         82          35  134.3
Other-Isuzu N Series     1,000     1,105  -12.9      8,576       8,837   -3.0
     Other-Isuzu Total   1,125     1,251  -13.4      9,553       9,700   -1.5
-------------------------------------------------------------------------------
Aztek                       20       296  -93.5        315       4,299  -92.7
Montana                     23       263  -91.6        344       3,207  -89.3
Montana SV6                328     3,878  -91.9     11,955      15,439  -22.6
Torrent                  3,551       855  299.9     30,602         855  ***.*
     Pontiac Total       3,922     5,292  -28.6     43,216      23,800   81.6
-------------------------------------------------------------------------------
9-7X                       495       306   55.8      3,916       1,354  189.2
     Saab Total            495       306   55.8      3,916       1,354  189.2
-------------------------------------------------------------------------------
Relay                    1,077     1,512  -31.4      5,037      11,834  -57.4
VUE                      7,819     9,219  -18.3     65,145      63,425    2.7
     Saturn Total        8,896    10,731  -20.2     70,182      75,259   -6.7
-------------------------------------------------------------------------------
       GM Total        212,053   204,280    0.0  1,710,180   1,998,194  -14.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     210,459   202,574    0.0  1,698,291   1,985,316  -14.5
-------------------------------------------------------------------------------
GM Import                1,594     1,706  -10.0     11,889      12,878   -7.7
-------------------------------------------------------------------------------
     GM Total          212,053   204,280    0.0  1,710,180   1,998,194  -14.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*          0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                August                    January - August
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,963     6,975  -45.3     50,740      67,491  -24.8
Cadillac Total           7,154     6,571    4.8     51,690      54,828   -5.7
Chevrolet Total        137,356   128,239    3.1  1,108,899   1,307,439  -15.2
GMC Total               41,760    37,790    6.4    321,173     421,643  -23.8
HUMMER Total             6,711     6,367    1.5     46,497      31,211   49.0
Oldsmobile Total             0        25  ***.*         29         417  -93.0
Other-Isuzu Total          202       278  -30.0      1,949       1,874    4.0
Pontiac Total            3,922     5,292  -28.6     43,216      23,800   81.6
Saab Total                 495       306   55.8      3,916       1,354  189.2
Saturn Total             8,896    10,731  -20.2     70,182      75,259   -6.7
     GM North America
       Total*          210,459   202,574    0.0  1,698,291   1,985,316  -14.5
-------------------------------------------------------------------------------
Chevrolet Total            169       174   -6.5      1,363       1,327    2.7
GMC Total                  502       559  -13.5      2,922       3,725  -21.6
Other-Isuzu Total          923       973   -8.7      7,604       7,826   -2.8
     GM Import Total     1,594     1,706  -10.0     11,889      12,878   -7.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,963     6,975  -45.3     50,740      67,491  -24.8
Cadillac Total           7,154     6,571    4.8     51,690      54,828   -5.7
Chevrolet Total        136,082   127,007    3.2  1,097,391   1,296,778  -15.4
GMC Total               39,575    35,632    7.0    306,310     404,124  -24.2
HUMMER Total             6,711     6,367    1.5     46,497      31,211   49.0
Oldsmobile Total             0        25  ***.*         29         417  -93.0
Pontiac Total            3,922     5,292  -28.6     43,216      23,800   81.6
Saab Total                 495       306   55.8      3,916       1,354  189.2
Saturn Total             8,896    10,731  -20.2     70,182      75,259   -6.7
     GM North America
       Total*          206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,963     6,975  -45.3     50,740      67,491  -24.8
Cadillac Total           7,154     6,571    4.8     51,690      54,828   -5.7
Chevrolet Total        136,082   127,007    3.2  1,097,391   1,296,778  -15.4
GMC Total               39,575    35,632    7.0    306,310     404,124  -24.2
HUMMER Total             6,711     6,367    1.5     46,497      31,211   49.0
Oldsmobile Total             0        25  ***.*         29         417  -93.0
Pontiac Total            3,922     5,292  -28.6     43,216      23,800   81.6
Saab Total                 495       306   55.8      3,916       1,354  189.2
Saturn Total             8,896    10,731  -20.2     70,182      75,259   -6.7
     GM Total          206,798   198,906    0.1  1,669,971   1,955,262  -14.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 09/01/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q3 #       405    645   1,050    372     217      425     2,064      12    48       195
O/(U) prior
forecast:@ *      0      0       0      0       0      (61)      (61)      0     0       (36)
                ---- ------  ------  ----   -------   -----  ---------
2006 Q4 #       455    675   1,130    451     211      524     2,316      11    45       246
O/(U) prior
forecast:@ *      0      0       0      0       0        0         0       0     0         0
                ---- ------  ------  ----   -------   -----  ---------
===================================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634   1,214    538     138       51     1,941      18     9        NA
2nd Qtr.        638    726   1,364    491     165       64     2,084      13    16        NA
3rd Qtr.        574    664   1,238    373     146       74     1,832      11    15        NA
4th Qtr.        573    721   1,294    441     127       67     1,929       9    16        NA
              -----  -----   -----  -----     ---      ---     -----      --   ---
    CY        2,365  2,745   5,110  1,842     575      256     7,786      51    56        NA

   2002
1st Qtr.        600    753   1,353    456     131       65     2,005      11    11        NA
2nd Qtr.        688    865   1,553    453     141       74     2,221      15    17        NA
3rd Qtr.        568    740   1,308    408     132       87     1,935      19    20        NA
4th Qtr.        602    824   1,426    453     157       81     2,117      14    25        NA
              -----  -----   -----  -----     ---      ---     -----      --   ---
    CY        2,458  3,182   5,640  1,770     561      307     8,278      59    73        NA

   2003
1st Qtr.        591    860   1,451    491     127       77     2,146      19    24        NA
2nd Qtr.        543    837   1,380    488     128       90     2,086      19    24        NA
3rd Qtr.        492    753   1,245    393     135      120     1,893      20    17        NA
4th Qtr.        558    827   1,385    446     157      133     2,121      16    20        NA
              -----  -----   -----  -----     ---      ---     -----      --   ---
    CY        2,184  3,277   5,461  1,818     547      420     8,246      74    85        NA

   2004
1st Qtr.        525    820   1,345    473     159      296     2,273      19    19       247
2nd Qtr.        543    846   1,389    503     172      337     2,401      18    48       284
3rd Qtr.        463    746   1,209    411     185      314     2,119      16    43       261
4th Qtr.        466    811   1,277    442     200      386     2,305      17    47       324
              -----  -----   -----  -----     ---    -----     -----      --   ---     -----
    CY        1,997  3,223   5,220  1,829     716    1,333     9,098      70   158     1,116

   2005
1st Qtr.        470    712   1,182    502     185      335     2,204      16    51       286
2nd Qtr.        458    789   1,247    501     195      398     2,341      17    49       337
3rd Qtr.        423    723   1,146    412     207      409     2,174      15    50       199
4th Qtr.        483    798   1,281    443     188      420     2,332      14    68       197
              -----  -----   -----  -----     ---    -----    ------      --   ---     -----
    CY        1,834  3,022   4,856  1,858     775    1,562     9,051      62   218     1,019

   2006
1st Qtr.        496    759   1,255    494     194      472     2,415      18    50       246
2nd Qtr.        462    775   1,237    495     206      482     2,420      17    58       258
3rd Qtr. #      405    645   1,050    372     217      425     2,064      12    48       195
4th Qtr. #      455    675   1,130    451     211      524     2,316      11    45       246
              -----  -----   -----  -----     ---    -----     -----      --   ---       ---
    CY        1,818  2,854   4,672  1,812     828    1,903     9,215      58   201       945
             ---------------------  -----     ---    -----     -----


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  September 1, 2006             By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)